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                                                                   Exhibit 10.36

Schneider Securities, Inc.
2 Charles Street
Providence, R.I.

Implant Sciences Corporation
Wakefield, MA

Ladies and Gentlemen:

In order to induce Schneider Securities, Inc. (the "Underwriter") and Implant Sciences Corporation and any successor thereof (the "Company"), to enter into an underwriting agreement with respect to the Unit offering to be issued by the Company as described in the Company's Registration Statement on Form SB-2, the undersigned officers and directors hereby agree that for a period of thirteen
(13) months following the closing of the offering, the undersigned will not sell, transfer, assign, hypothecate, pledge or otherwise dispose of any beneficial interest in (either pursuant to Rule 144 or the regulations under the Securities Act of 1933, as amended, or otherwise) any securities issued by the Company (the "Securities") registered in the name of the undersigned or beneficially owned by them without the prior written consent of the Underwriter.

The Company also agrees that in connection with acquisitions, the Company will not without the Underwriter's prior written consent, sell, or offer to sell, either publicly or privately, any shares of common stock, other equity, debt or convertible securities for thirteen (13) months after the closing. The Company may issue shares of common stock or other securities upon the exercise of currently outstanding options and warrants or options hereafter issued.

                          Implant Sciences Corporation
                          by__________________________

                          Dated:______________________


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